                                     EXHIBIT

99         Press Release of Brady Corporation, dated November 18, 2003.



         For more information:
         --------------------
Investor contact:  Barbara Bolens 414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

BRADY CORPORATION REPORTS FISCAL 2004 FIRST QUARTER RESULTS

MILWAUKEE (November 18, 2003)--Brady Corporation (NYSE:BRC) today reported sales and earnings for its fiscal 2004 first quarter ended October 31, 2003.

         Sales for the quarter rose 9.6 percent to $151.9 million, compared to fiscal 2003 first quarter sales of $138.7 million. Strong sales in Asia, positive foreign currency translation and acquisitions contributed to sales growth, while base business outside of Asia continued to be weak.

         Net income for the fiscal 2004 first quarter rose 26.3 percent to $10.4 million, or $0.44 per diluted Class A Common Share, compared to $8.2 million or $0.35 per share in the same quarter last year. Reported net income results include charges of $1.2 million aftertax taken for previously announced restructuring activity.

         "While core business growth remains challenging, we are pleased that the actions we have taken in restructuring and reorganizing our business are now benefiting our bottom line," said Frank M. Jaehnert, Brady's president and chief executive officer. "Our strong focus on acquisitions is also bringing positive results. In the first quarter we acquired Brandon International, a market leader in die-cut products with manufacturing operations in the U.S., Mexico and Singapore. We also added Prinzing Enterprises, a U.S. manufacturer of lockout/tagout safety products. And we have started the second quarter with the acquisition of B.I.G, a manufacturer of identification and security badges in the U.K."

         "Due to increased acquisition activity, the continuing positive impact of foreign currency, and the on-going benefits from our restructuring initiatives, we are increasing our guidance to $600 to $630 million in sales and net income of $36 to $40 million after restructuring changes in fiscal 2004," said Brady Senior Vice President and Chief Financial Officer David Schroeder. "We are optimistic about the future prospects for Brady's Business and we are committed to achieving improved sales growth and quality of earnings going forward."

         A webcast regarding fiscal 2004 first quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 3,400 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. The company had sales of $555 million in fiscal 2003. Brady stock trades on the New York Stock Exchange under the symbol BRC.

         More information is available on the Internet at www.bradycorp.com, which includes an interactive version of the 2003 Annual Report to Shareholders.

         Information by regional segment for the three months ended October 31, 2003 and 2002 is as follows:

            (Dollars in thousands)                     Americas        Europe           Asia         Corporate         Total
            ----------------------                     --------        ------           ----         ---------         -----
SALES TO EXTERNAL CUSTOMERS
Three months ended:

   October 31, 2003                                    $80,092         $53,265         $18,549                       $151,906
   October 31, 2002                                     79,931          45,083          13,648                        138,662

SALES GROWTH INFORMATION
Base                                                    (6.3)%          (4.7)%           26.0%                         (2.6)%
Currency                                                 1.4 %          13.2 %            9.9%                           6.1%
Acquisitions                                             5.1 %           9.7 %            0.0%                           6.1%
  Total                                                  0.2 %          18.2 %           35.9%                           9.6%

PROFIT (LOSS)
Three months ended:
   October 31, 2003                                     15,116          13,449           5,424           (770)         33,219
   October 31, 2002                                     13,981          10,418           3,687           (529)         27,557
      Percentage increase (decrease)                      8.1%           29.1%           47.1%           45.6%          20.5%

This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

                                       ###

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND EARNINGS RETAINED IN THE
BUSINESS

(Dollars in Thousands, Except Per Share Amounts)

                                                                                                        (Unaudited)

                                                                                               Three Months Ended October 31,
                                                                                                  2003             2002
                                                                                             ---------------   ---------------
NET SALES                                                                                    $       151,906   $       138,662

Operating expenses:
   Cost of products sold                                                                              73,143            68,445
   Research and development                                                                            4,864             4,071
   Selling, general and administrative                                                                56,388            53,772
   Restructuring charge - net                                                                          1,753                 -
                                                                                             ---------------   ---------------
Total operating expenses                                                                             136,148           126,288

Operating income                                                                                      15,758            12,374

Other income and (expense):
   Investment and other income - net                                                                    (159)               86
   Interest expense                                                                                      (30)              (35)
                                                                                             ---------------   ---------------

Income before income taxes                                                                            15,569            12,425

Income taxes                                                                                           5,216             4,226
                                                                                             ---------------   ---------------

Net income                                                                                            10,353             8,199

Earnings retained in business at beginning of period                                                 290,805           287,674

Less:
  Redemption premium on preferred stock                                                                    -              (171)
  Common stock dividends                                                                              (4,770)           (4,471)

Earnings retained in business at end of period                                               $       296,388   $       291,231
                                                                                             ===============   ===============

Net income per Class A Nonvoting Common Share

                                                                            Basic            $          0.44   $          0.35
                                                                                             ===============   ===============

                                                                          Diluted            $          0.44   $          0.35
                                                                                             ===============   ===============

Net income per Class B Voting Common Share

                                                                            Basic            $          0.41   $          0.32
                                                                                             ===============   ===============

                                                                          Diluted            $          0.41   $          0.32
                                                                                             ===============   ===============

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

                                                                                        OCTOBER 31, 2003       JULY 31, 2003
                                                                                        ----------------      ---------------
                                                                                          (UNAUDITED)

                                           ASSETS
                                           ------
CURRENT ASSETS:
   Cash and cash equivalents                                                              $       60,105      $       76,088
   Accounts receivable, less allowance for losses ($3,414 and                                     92,492              80,162
       $3,166, respectively)
   Inventories                                                                                    41,608              36,564
   Prepaid expenses and other current assets                                                      21,727              22,343
                                                                                          --------------      --------------

TOTAL CURRENT ASSETS                                                                             215,932             215,157

OTHER ASSETS:
   Goodwill                                                                                      150,360             130,667
   Other                                                                                          22,206              24,455
                                                                                          --------------      --------------

                                                                                                 172,566             155,122
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                                        5,242               5,172
       Buildings and improvements                                                                 52,759              51,471
       Machinery and equipment                                                                   142,225             139,007
       Construction in progress                                                                    5,211               3,245
                                                                                          --------------      --------------

                                                                                                 205,437             198,895
   Less accumulated depreciation                                                                 124,878             119,655
                                                                                          --------------      --------------

NET PROPERTY, PLANT AND EQUIPMENT                                                                 80,559              79,240
                                                                                          --------------      --------------

TOTAL                                                                                     $      469,057      $      449,519
                                                                                          ==============      ==============

                             LIABILITIES AND STOCKHOLDERS' INVESTMENT
                             ----------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                                                       $       29,974      $       28,470
   Wages and amounts withheld from employees                                                      26,929              30,619
   Taxes, other than income taxes                                                                  4,126               2,492
   Accrued income taxes                                                                           15,116              11,449
   Other current liabilities                                                                      18,928              17,320
   Short-term borrowings and current maturities on long-term debt                                    175                 929
                                                                                          --------------      --------------

       TOTAL CURRENT LIABILITIES                                                                  95,248              91,279

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                                       581                 568

OTHER LIABILITIES                                                                                 20,159              18,711
                                                                                          --------------      --------------

       TOTAL LIABILITIES                                                                         115,988             110,558

STOCKHOLDERS' INVESTMENT:
Common Stock:
   Class A nonvoting common stock - Issued and outstanding, 21,700,853                               217                 216
        and 21,558,265 shares, respectively
   Class B voting common stock - Issued and outstanding 1,769,314 shares                              18                  18
   Additional paid-in capital                                                                     52,222              47,464
   Earnings retained in the business                                                             296,388             290,805
   Treasury Stock - 34,657 and 18,262 shares, at cost                                             (1,074)               (509)
   Cumulative other comprehensive income                                                           5,839               1,595
   Other                                                                                            (541)               (628)
                                                                                          --------------      --------------

       TOTAL STOCKHOLDERS' INVESTMENT                                                            353,069             338,961
                                                                                          --------------      --------------

TOTAL                                                                                     $      469,057      $      449,519
                                                                                          ==============      ==============

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

                                                                                                Three Months Ended October 31,
                                                                                                  2003                   2002
                                                                                            ---------------        ---------------
Operating activities:
Net income                                                                                  $        10,353        $         8,199
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                       4,697                  4,295
  Loss on sale or disposal of property, plant & equipment                                                37                    107
  Provision for losses on accounts receivable                                                           360                    415
  Amortization of restricted stock                                                                       86                     62
  Net restructuring charge                                                                            1,676
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                             (6,478)                (1,869)
     Inventory                                                                                       (1,796)                (1,103)
     Prepaid expenses and other assets                                                                1,408                   (812)
     Accounts payable and accrued liabilities                                                        (4,151)                 2,605
     Income taxes                                                                                     3,899                  2,420
                                                                                            ---------------        ---------------
        Net cash provided by operating activities                                                    10,091                 14,319

Investing activities:
  Acquisitions of businesses, net of cash acquired                                                  (21,830)                     -
  Purchases of property, plant and equipment                                                         (3,605)                (3,862)
  Proceeds from sale of property, plant and equipment                                                   194                      1
  Other                                                                                                 (61)                     -
                                                                                            ---------------        ---------------
        Net cash (used in) investing activities                                                     (25,302)                (3,861)

Financing activities:
  Payment of dividends                                                                               (5,124)                (4,642)
  Proceeds from issuance of Common Stock                                                              4,732                     74
  Principal payments on debt                                                                           (816)                   (86)
  Payment for redemption of preferred stock                                                               -                 (2,855)
  Purchase of Treasury Stock                                                                           (564)                  (377)
                                                                                            ---------------        ---------------
        Net cash (used in) financing activities                                                      (1,772)                (7,886)
Effect of exchange rate changes on cash                                                               1,000                    744
                                                                                            ---------------        ---------------

Net increase in cash and cash equivalents                                                           (15,983)                 3,316
Cash and cash equivalents, beginning of period                                                       76,088                 75,969
                                                                                            ---------------        ---------------

Cash and cash equivalents, end of period                                                    $        60,105        $        79,285
                                                                                            ===============        ===============

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                  $            55        $            30
  Income taxes, net of refunds                                                                        1,294                  2,363
Acquisitions:
  Fair value of asset acquired, net of cash                                                 $         8,242
  Liabilities Assumed                                                                                (3,025)
  Goodwill                                                                                           16,613
                                                                                            ---------------
Net cash paid for acquisitions                                                              $        21,830
                                                                                            ===============

 Brady Corporation
 Fiscal 2003 Segment Information
 (in thousands, unaudited)



QUARTER ENDED OCTOBER 31, 2002                          AMERICAS             EUROPE           ASIA      CORPORATE        TOTAL
--------------------------------                       ---------             ------           ----      ---------        -----
Revenue from external customers                       $   79,931          $    45,083      $  13,648                   $ 138,662
Intersegment revenues                                      8,528                  625             12    $   (9,165)            -
Profit (loss)                                             13,981               10,418          3,687          (529)       27,557

QUARTER ENDED JANUARY 31, 2003
--------------------------------
Revenue from external customers                       $   68,432          $    47,880      $  13,253                   $ 129,565
Intersegment revenues                                      8,515                  500              1    $   (9,016)            -
Profit (loss)                                              5,879               10,876          3,093        (1,127)       18,721

QUARTER ENDED APRIL 30, 2003
--------------------------------
Revenue from external customers                       $   76,536          $    50,838      $  14,581                   $ 141,955
Intersegment revenues                                      8,082                  489            265    $   (8,836)            -
Profit (loss)                                             12,670               11,729          3,298          (847)       26,850

QUARTER ENDED JULY 31, 2003
--------------------------------
Revenue from external customers                       $   73,945          $    54,552      $  16,187                   $ 144,684
Intersegment revenues                                      8,455                  381            417    $   (9,253)            -
Profit (loss)                                             10,673               14,446          4,064          (309)       28,874

YEAR ENDED JULY 31, 2003
--------------------------------
Revenue from external customers                       $  298,844          $   198,353      $  57,669                   $ 554,866
Intersegment revenues                                     33,580                1,995            695    $  (36,270)            -
Profit (loss)                                             43,203               47,469         14,142        (2,812)      102,002
Assets                                                   200,169              112,870         26,627       109,853       449,519
Expenditures for property, plant and equipment             3,188                2,017          2,663         6,570        14,438
Depreciation and amortization expense                     10,398                3,280            740         3,353        17,771

                                                                         QUARTERS ENDED,                               YEAR ENDED
PROFIT RECONCILIATION                         OCTOBER 31, 2002   JANUARY 31, 2003  APRIL 30, 2003    JULY 31, 2003   JULY 31, 2003
                                              ----------------   ----------------  --------------    -------------   -------------
Total profit or loss for reportable segments    $       28,086   $       19,848     $       27,697   $       29,183  $      104,814
Corporate and eliminations                                (529)          (1,127)              (847)            (309)         (2,812)
Administrative costs                                   (14,335)         (13,292)           (14,055)         (14,485)        (56,167)
Unallocated amounts:
  Interest-net                                             127              253                148              189             717
  Foreign exchange                                         (76)            (536)               806             (605)           (411)
  Restructuring charge, net                                                                                  (9,589)         (9,589)
  Other                                                   (848)            (880)              (720)          (1,649)         (4,097)
                                                --------------   --------------     --------------   --------------  --------------
    Income before income taxes                  $       12,425   $        4,266     $       13,029   $        2,735  $       32,455
                                                ==============   ==============     ==============   ==============  ==============

 Brady Corporation
 Fiscal 2002 Segment Information
 (in thousands, unaudited)

QUARTER ENDED OCTOBER 31, 2001                      AMERICAS      EUROPE         ASIA       CORPORATE         TOTAL
                                                    --------      ------         ----       ---------         -----
Revenue from external customers                    $  77,735     $  39,115     $  13,151                    $ 130,001
Intersegment revenues                                  8,034           230             7     $  (8,271)           -
Profit (loss)                                         15,156         8,639         3,895          (560)        27,130

QUARTER ENDED JANUARY 31, 2002
Revenue from external customers                    $  67,679     $  39,977     $  12,933                    $ 120,589
Intersegment revenues                                  7,886           109            22     $  (8,017)           -
Profit (loss)                                          9,256         8,588         3,731          (534)        21,041

QUARTER ENDED APRIL 30, 2002
Revenue from external customers                    $  76,208     $  41,304     $  13,021                    $ 130,533
Intersegment revenues                                  7,958           231             3     $  (8,192)           -
Profit (loss)                                         13,353         9,836         3,817          (549)        26,457

QUARTER ENDED JULY 31, 2002
Revenue from external customers                    $  78,305     $  43,680     $  13,854                    $ 135,839
Intersegment revenues                                  6,487           375           -       $  (6,862)           -
Profit (loss)                                         13,780         9,919         2,993          (497)        26,195

YEAR ENDED JULY 31, 2002
Revenue from external customers                    $ 299,927     $ 164,076     $  52,959                    $ 516,962
Intersegment revenues                                 30,365           945            32     $ (31,342)           -
Profit (loss)                                         51,545        36,982        14,436        (2,140)       100,823
Assets                                               190,302        95,609        18,523       116,091        420,525
Expenditures for property, plant and equipment         6,056         3,753           399         2,887         13,095
Depreciation and amortization expense                  9,461         3,579           644         2,946         16,630

                                                                          QUARTERS ENDED,                               YEAR ENDED
PROFIT RECONCILIATION                         OCTOBER 31, 2002  JANUARY 31, 2003  APRIL 30, 2003    JULY 31, 2003     JULY 31, 2003
                                              ----------------  ----------------  --------------    -------------     -------------
Total profit or loss for reportable segments     $  27,690         $  21,575         $  27,006         $  26,692         $ 102,963
  Corporate and eliminations                          (560)             (534)             (549)             (497)           (2,140)
  Administrative costs                             (14,303)          (11,460)          (13,342)          (14,727)          (53,832)
  Unallocated amounts:
    Interest-net                                       159               234               111               160               665
    Foreign exchange                                   406              (232)              111               678               963
    Restructuring charge, net                                                                             (2,720)           (2,720)
    Other                                           (1,158)             (195)             (398)           (1,013)           (2,763)
                                                 ---------         ---------         ---------         ---------         ---------
      Income before income taxes                 $  12,234         $   9,389         $  12,939         $   8,573         $  43,135
                                                 =========         =========         =========         =========         =========